Semiannual Report April 30, 2002


         Oppenheimer

         Special Value Fund


















                                                      [LOGO]OPPENHEIMERFUNDS/R/
                                                      THE RIGHT WAY TO INVEST

REPORTS HIGHLIGHTS








          CONTENTS

2.    Letter to Shareholders

3.    An Interview with Your
      Fund's Managers

7.  Financial Statements

20.  Officers and Trustees

21.  Privacy Policy Notice




FUND OBJECTIVE
Oppenheimer Special Value Fund seeks long-term capital appreciation.



CUMULATIVE TOTAL RETURNS*
For the 6-Month Period Ended 4/30/02
------------------------------------------------
                  Without           With
                  Sales Charge      Sales Charge
Class A           19.02%            12.18%



AVERAGE ANNUAL TOTAL RETURNS*
For the 1-Year Period Ended 4/30/02
------------------------------------------------
                  Without           With
                  Sales Charge      Sales Charge
Class A           5.85%             -0.24%



SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*See Notes on page 6 for further details.


1 Oppenheimer Special Value Fund

LETTER TO SHAREHOLDER



JOHN V. MURPHY
President
Oppenheimer
Special Value Fund


DEAR SHAREHOLDER,

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on the unimaginable year that has just past.
         For the first time in a decade, the United States economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to the slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and is following one of the longest periods of growth in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimulus the government and the Federal Reserve Bank has provided, the market has refocused on the importance of company fundamentals across all industries.
         The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W. Bush. "These were the strengths of our economy before September 11, and they are our strengths today."
         While the volatility of the economy may be beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring that your investments have a long-term purpose and address your goals. A strategy that manages risk and the potential for rewards across many sectors of the market is one of the best ways to diversify your portfolio. You should also maintain an appropriate level of awareness about your funds. Fund communications, including this Report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, WWW.OPPENHEIMERFUNDS.COM, for timely fund information.
         This year will be full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned expertise and management experience that should help pave the way for a brighter future. Our vision is clear and focused, we are well positioned for the future and we hold a commitment to you, our shareholders, that we shall keep your long-term interests always in mind.
         In the face of adversity, we stood strong and proud. And despite the challenges we have faced, we have come together as never before with a greater sense of strength and resolve.
         I thank you for your continued support and confidence. We hope that you can see the strength and spirit that has led and continues to lead us towards a bright future. And we look forward to sharing with you the strength, expertise and resolve that makes OppenheimerFunds, an integral part of THE RIGHT WAY TO INVEST.

Sincerely,

John V. Murphy
May 21, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.

2 Oppenheimer Special Value Fund

AN INTERVIEW WITH YOUR FUND'S MANAGERS


PORTFOLIO MANAGEMENT TEAM
Christopher Leavy
Susan Switzer


HOW DID OPPENHEIMER SPECIAL VALUE FUND PERFORM OVER THE SIX-MONTH PERIOD THAT ENDED APRIL 30, 2002?
We are pleased with the Fund's performance over the last six months. On April 2, 2002, the Fund celebrated its first anniversary. It was a year we will never forget, marked by a highly volatile stock market, the first U.S. economic recession in ten years, the September 11 terrorist attacks and accounting scandals affecting some major U.S. corporations. Through it all, we achieved success by sticking to our value-oriented investment discipline of buying stocks of fundamentally sound companies at low prices.

HOW WAS THE FUND POSITIONED FOR THE VOLATILE MARKET ENVIRONMENT?
When the period began on November 1, 2001, we had repositioned the Fund's investments to reflect an environment that was radically changed by the events of September 11. For example, we increased the Fund's holdings in several travel-related industries. These areas had suffered when vacation and business travel ground to a virtual halt immediately following the attacks. We believed, however, that the prevailing aversion to travel would be temporary, and that the strongest companies in each affected industry would recover, as Americans gradually became more comfortable leaving home. This view turned out to be correct, and by the end of the reporting period, many people had resumed traveling amid tighter airport security.

WHAT AREAS OF THE MIDCAP STOCK MARKET CONTRIBUTED MOST POSITIVELY TO THE FUND'S PERFORMANCE?
The gaming area benefited when business and vacation travelers returned to Las Vegas hotels and casinos. Aerospace companies, which had been punished by investors concerned about the future of air travel, also came back strongly. The Fund benefited from this recovery through Embraer, a Brazilian manufacturer of small and mid-sized commercial aircraft. As we just mentioned earlier, we received particularly strong returns from travel-related companies, which both rebounded strongly in the months after September 11.(1)

In addition, our emphasis on retailers helped performance. We increased our holdings of well-known, well-capitalized retail companies after their stocks had fallen amid concerns that consumers would stop spending. Indeed, some of the weaker retailers encountered difficulties in the recessionary environment, but many of the industry leaders benefited by taking market share away from their struggling competitors.

WERE THERE ANY DISAPPOINTING AREAS OF INVESTMENT?
Yes. Although they represented only a small portion of the Fund, communications services companies continued to disappoint. In response to the area's general weakness, we consolidated our wireless holdings.


----------------------
1. The Fund's holding and allocations are subject to change. Reference to any particular stock should not be considered a recommendation.


3 Oppenheimer Special Value Fund

AN INTERVIEW WITH YOUR FUND'S MANAGERS


CUMULATIVE TOTAL RETURNS
WITH SALES CHARGE
For the Periods Ended 3/31/02(2)

              Since Inception
              ---------------
Class A       15.46%



WHERE ARE YOU CURRENTLY FINDING VALUE-ORIENTED INVESTMENT OPPORTUNITIES?
As of the end of the reporting period, we are not finding opportunities concentrated in any specific industries or market sectors. Instead, we are finding attractive values in individual companies representing a variety of industry groups.

After achieving strong gains in some of the investments we made after September 11, we have recently trimmed some of those holdings and locked in profits. This gives us the resources we need to take fast advantage of new opportunities as they arise. Recently, we found opportunities in companies such as Visteon Corp., an auto parts manufacturer spun off from Ford Motor Company. We believe Visteon may profit from Ford's improving market position and its efforts to cut operating costs and improve efficiencies.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We believe that the U.S. economy has begun to transition from a period of contraction to one of recovery and growth. However, we do also believe that this recovery will be at rate much slower than the market originally anticipated. Accordingly, we have focused on companies that we believe will benefit from the return to economic growth, but whose businesses are not dependent on a V-shape recovery.

Regardless of the economy's direction, we intend to continue to apply our value-oriented investment discipline. Indeed, the consistency of our approach is what makes Oppenheimer Special Value Fund an important part of THE RIGHT WAY TO INVEST.



------------------------------------
2.  See Notes on page 6 for further details.

4 Oppenheimer Special Value Fund

SECTOR ALLOCATION(3)
INFORMATION TECHNOLOGY          16.3%
CONSUMER DISCRETIONALY          15.0
MATERIALS                       13.0
FINANCIALS                      11.3
ENERGY                          11.1
HEALTH CARE                     10.7
INDUSTRIALS                      9.8
CONSUMER STAPLES                 6.6
UTILITIES                        4.4
TELECOMMUNICATION SERVICES       1.8





         TOP TEN COMMON STOCK HOLDINGS(4)
         Talisman Energy, Inc.                                                          3.3%
         -----------------------------------------------------------------------------------
         Empresa Brasileira de Aeronautica SA (Embraer), ADR                            3.0
         ----------------------------------------------------------------------------------
         Bunge Ltd.                                                                     2.9
         ----------------------------------------------------------------------------------
         Thermo Electron Corp.                                                          2.8
         ----------------------------------------------------------------------------------
         Sappi Ltd., Sponsored ADR                                                      2.8
         ----------------------------------------------------------------------------------
         Visteon Corp.                                                                  2.6
         ----------------------------------------------------------------------------------
         Watson Pharmaceuticals, Inc.                                                   2.6
         ----------------------------------------------------------------------------------
         Noble Drilling Corp.                                                           2.5
         ----------------------------------------------------------------------------------
         Cabot Corp.                                                                    2.5
         ----------------------------------------------------------------------------------
         Anthem, Inc.                                                                   2.5
         ----------------------------------------------------------------------------------

         TOP FIVE COMMON STOCK INDUSTRIES(4)
         Banks                                                                          8.7%
         -----------------------------------------------------------------------------------
         Chemicals                                                                      7.2
         -----------------------------------------------------------------------------------
         Energy Equipment & Services                                                    5.8
         -----------------------------------------------------------------------------------
         Semiconductor Equipment & Products                                             5.8
         -----------------------------------------------------------------------------------
         Oil & Gas                                                                      5.3
         -----------------------------------------------------------------------------------


3. Portfolio is subject to change. Percentages are as of April 30, 2002, and are based on total market value of common stock.
4. Portfolio is subject to change. Percentages are as of April 30, 2002, and are based on net assets.

5 Oppenheimer Special Value Fund

NOTES


IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deductions of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

The Fund's name was changed from Oppenheimer MidCap Value Fund on 10/1/01.

CLASS A shares of the Fund were first publicly offered on 4/2/01. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were the only class offered during the reporting period.


An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

6 Oppenheimer Special Value Fund


STATEMENT OF INVESTMENTS      APRIL 30, 2002/UNAUDITED

                                                                                                                MARKET VALUE
                                                                                                      SHARES    SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
Common Stocks--100.0%
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--15.0%
--------------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--2.6%
Visteon Corp.                                                                                         11,500    $       177,560
--------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.6%
Brinker International, Inc.(1, 2)                                                                      2,700             92,988
--------------------------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc.(1, 2)                                                                                   700             28,105
--------------------------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(2)                                                           1,500             56,700
                                                                                                                ----------------
                                                                                                                        177,793
--------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.2%
Leggett & Platt, Inc.                                                                                  5,800            152,540
--------------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--1.9%
Mattel, Inc.                                                                                           6,500            134,160
--------------------------------------------------------------------------------------------------------------------------------
MEDIA--1.0%
Readers Digest Assn., Inc. (The), Cl. A                                                                3,000             71,400
--------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--1.5%
Federated Department Stores, Inc.(1)                                                                   2,700            107,271
--------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--3.2%
Foot Locker, Inc.(1)                                                                                   7,500            118,125
--------------------------------------------------------------------------------------------------------------------------------
Talbots, Inc. (The)                                                                                    3,000            103,200
                                                                                                                ----------------
                                                                                                                        221,325
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--6.6%
--------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--4.4%
Bunge Ltd.                                                                                             9,000            199,080
--------------------------------------------------------------------------------------------------------------------------------
Smucker Co., J.M. (The)                                                                                3,000            104,100
                                                                                                                ----------------
                                                                                                                        303,180
--------------------------------------------------------------------------------------------------------------------------------
TOBACCO--2.2%
Loews Corp./Carolina Group(1)                                                                          4,700            154,254

--------------------------------------------------------------------------------------------------------------------------------
ENERGY--11.1%
--------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--5.8%
Halliburton Co.                                                                                        5,500             93,445
--------------------------------------------------------------------------------------------------------------------------------
Noble Drilling Corp.(1, 2)                                                                             4,000            173,400
--------------------------------------------------------------------------------------------------------------------------------
Stolt Offshore SA, ADR(1)                                                                             15,000            133,650
                                                                                                                ----------------
                                                                                                                        400,495
--------------------------------------------------------------------------------------------------------------------------------
OIL & GAS--5.3%
Ocean Energy, Inc.                                                                                     6,800            145,520
--------------------------------------------------------------------------------------------------------------------------------
Talisman Energy, Inc.                                                                                  5,300            226,222
                                                                                                                ----------------
                                                                                                                        371,742
--------------------------------------------------------------------------------------------------------------------------------
FINANCIALS--11.3%
--------------------------------------------------------------------------------------------------------------------------------
BANKS--8.7%
Astoria Financial Corp.                                                                                2,500             80,225
--------------------------------------------------------------------------------------------------------------------------------
Charter One Financial, Inc.                                                                            2,400             84,912
--------------------------------------------------------------------------------------------------------------------------------
City National Corp.                                                                                    1,200             66,300
--------------------------------------------------------------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                                                                             2,700            101,898
--------------------------------------------------------------------------------------------------------------------------------
Indymac Mortgage Holdings, Inc.(1)                                                                     5,800            146,450
--------------------------------------------------------------------------------------------------------------------------------
National Commerce Financial Corp.                                                                      4,500            125,955
                                                                                                                ----------------
                                                                                                                        605,740


 7   Oppenheimer Special Value Fund


STATEMENT OF INVESTMENTS      UNAUDITED/CONTINUED




                                                                                                                MARKET VALUE
                                                                                                      SHARES    SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
Real Estate--2.6%
Equity Office Properties Trust                                                                         2,500    $        71,575
--------------------------------------------------------------------------------------------------------------------------------
Host Marriott Corp.                                                                                    9,000            107,190
                                                                                                                ----------------
                                                                                                                        178,765
--------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--10.7%
--------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--2.3%
Human Genome Sciences, Inc.(1)                                                                         5,400             84,996
--------------------------------------------------------------------------------------------------------------------------------
Ribapharm, Inc.(1)                                                                                     7,300             75,190
                                                                                                                ----------------
                                                                                                                        160,186
--------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.4%
Anthem, Inc.(1, 2)                                                                                     2,500            170,500
--------------------------------------------------------------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                                                                   9,000            135,900
                                                                                                                ----------------
                                                                                                                        306,400
--------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--4.0%
Elan Corp. plc, ADR(1)                                                                                 8,000             95,040
--------------------------------------------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(1)                                                                        7,200            177,120
                                                                                                                ----------------
                                                                                                                        272,160
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--9.8%
--------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.0%
Empresa Brasileira de Aeronautica SA (Embraer), ADR                                                    9,000            207,270
--------------------------------------------------------------------------------------------------------------------------------
AIRLINES--3.5%
Continental Airlines, Inc., Cl. B(1)                                                                   5,800            150,800
--------------------------------------------------------------------------------------------------------------------------------
ExpressJet Holdings, Inc.(1)                                                                           6,500             93,275
                                                                                                                ----------------
                                                                                                                        244,075
--------------------------------------------------------------------------------------------------------------------------------
MACHINERY--3.3%
Deere & Co.                                                                                            1,500             67,140
--------------------------------------------------------------------------------------------------------------------------------
Navistar International Corp.                                                                           4,000            159,600
                                                                                                                ----------------
                                                                                                                        226,740
--------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--16.3%
--------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.2%
Avaya, Inc.(1)                                                                                        25,000            153,500
--------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.0%
Electronics for Imaging, Inc.(1)                                                                       4,000             71,640
--------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.8%
Thermo Electron Corp.(1)                                                                              10,400            196,560
--------------------------------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES--2.3%
Titan Corp. (The)(1)                                                                                   6,800            155,448
--------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--5.8%
Agere Systems, Inc.(1)                                                                                32,000            135,680
--------------------------------------------------------------------------------------------------------------------------------
KLA-Tencor Corp.(1, 2)                                                                                 1,000             58,970
--------------------------------------------------------------------------------------------------------------------------------
Lam Research Corp.(1, 2)                                                                               2,300             59,018
--------------------------------------------------------------------------------------------------------------------------------
LSI Logic Corp.(1)                                                                                     6,000             77,100
--------------------------------------------------------------------------------------------------------------------------------
Teradyne, Inc.(1, 2)                                                                                   2,100             69,195
                                                                                                                ----------------
                                                                                                                        399,963
--------------------------------------------------------------------------------------------------------------------------------
SOFTWARE--2.2%
Mentor Graphics Corp.(1)                                                                               8,000            154,400


 8   Oppenheimer Special Value Fund


STATEMENT OF INVESTMENTS      UNAUDITED/CONTINUED


                                                                                                                MARKET VALUE
                                                                                                      SHARES    SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
Materials--13.0%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--7.2%
Agrium, Inc.                                                                                          17,000    $       165,750
--------------------------------------------------------------------------------------------------------------------------------
Cabot Corp.                                                                                            5,800            172,840
--------------------------------------------------------------------------------------------------------------------------------
Ferro Corp.                                                                                            3,000             84,960
--------------------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.                                                                                  5,000             73,900
                                                                                                                ----------------
                                                                                                                        497,450
--------------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.5%
Smurfit-Stone Container Corp.(1)                                                                       6,400            103,936
--------------------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.5%
UCAR International, Inc.(1)                                                                            8,000            104,000
--------------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--2.8%
Sappi Ltd., Sponsored ADR                                                                             15,600            196,404
--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.8%
--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
Allegiance Telecom, Inc.(1)                                                                           23,500             47,705
--------------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.1%
Millicom International Cellular SA(1)                                                                 18,000             77,472
--------------------------------------------------------------------------------------------------------------------------------
UTILITIES--4.4%
--------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--4.4%
AES Corp. (The)(1)                                                                                     8,500             68,170
--------------------------------------------------------------------------------------------------------------------------------
Mirant Corp.(1)                                                                                        9,000            108,720
--------------------------------------------------------------------------------------------------------------------------------
NRG Energy, Inc.(1)                                                                                   10,000            125,200
                                                                                                                ----------------
                                                                                                                        302,090
                                                                                                                ----------------
Total Common Stocks (Cost $6,264,455)                                                                                 6,933,624

                                                                                                      PRINCIPAL
                                                                                                      AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--0.1%
--------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets,
Inc., 1.83%, dated 4/30/02, to be repurchased at
$10,001 on 5/1/02, collateralized by U.S. Treasury
Bonds, 6.625%--7.25%, 5/15/16--2/15/27, with a value
of $1,416 and U.S. Treasury Nts., 3.375%--7%,
3/31/03--8/15/09, with a value of $8,794 (Cost $10,000)                                              $10,000             10,000
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $6,274,455)                                                          100.1%         6,943,624
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                   (0.1)            (5,989)
                                                                                               ---------------------------------
NET ASSETS                                                                                             100.0%   $     6,937,635
                                                                                               =================================


 9   Oppenheimer Special Value Fund

STATEMENT OF INVESTMENTS      UNAUDITED/CONTINUED


FOOTNOTES TO STATEMENT OF INVESTMENTS
1.  Non-income producing security.
2. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                                            CONTRACTS
                                                            SUBJECT     EXPIRATION     EXERCISE      PREMIUM            MARKET VALUE
                                                            TO CALL     DATES          PRICE         RECEIVED           SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
Anthem, Inc.                                                  10        9/23/02        $60.00        $ 3,870            $10,000
Brinker International, Inc.                                   16        7/22/02         35.00          2,912              2,640
KLA-Tencor Corp.                                               5        6/24/02         75.00          1,885                200
KLA-Tencor Corp.                                               3        6/24/02         80.00            981                 75
Lam Research Corp.                                            15        6/24/02         30.00          1,880                975
MGM Mirage, Inc.                                               7        6/24/02         35.00          1,589              3,780
Noble Drilling Corp.                                          10        6/24/02         40.00          2,020              4,500
Starwood Hotels & Resorts Worldwide, Inc.                     10        5/20/02         35.00          2,670              3,000
Teradyne, Inc.                                                 6        7/22/02         50.00          1,332                 90
                                                                                                     --------   ----------------
                                                                                                     $19,139            $25,260
                                                                                                     ========   ================


See accompanying Notes to Financial Statements.


 10   Oppenheimer Special Value Fund


STATEMENT OF ASSETS AND LIABILITIES              UNAUDITED


April 30, 2002
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $6,274,455)-- see accompanying statement                                         $       6,943,624
-------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                       175
-------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                       154,413
Interest and dividends                                                                                                   1,205
Other                                                                                                                    7,131
                                                                                                             ------------------
Total assets                                                                                                         7,106,548

-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Options written, at value (premiums received $19,139)                                                                   25,260
-------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                                  138,797
Shares of beneficial interest redeemed                                                                                     629
Trustees' compensation                                                                                                      16
Other                                                                                                                    4,211
                                                                                                             ------------------
Total liabilities                                                                                                      168,913

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                   $       6,937,635
                                                                                                             ==================

-------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                              $       5,893,977
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                                           (350)
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                                         380,960
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                                                      663,048
                                                                                                             ------------------
NET ASSETS                                                                                                   $       6,937,635
                                                                                                             ==================


-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $6,937,635 and 580,532 shares of beneficial interest outstanding)                                                    $11.95
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                             $12.68


See accompanying Notes to Financial Statements.










11   Oppenheimer Special Value Fund


STATEMENT OF OPERATIONS                    UNAUDITED

For the Six Months Ended April 30, 2002
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                     $         39,321
-------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                                 1,692
                                                                                                              -----------------
Total income                                                                                                            41,013

-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                         32,414
-------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees                                                                                       8,103
-------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                      2,506
-------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                              1,437
-------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                              200
-------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                                     125
-------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                    4,693
                                                                                                              -----------------
Total expenses                                                                                                          49,478
Less reduction to custodian expenses                                                                                       (12)
Less reduction to excess expenses                                                                                       (8,103)
                                                                                                              -----------------
Net expenses                                                                                                            41,363

-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                       (350)

-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN Net realized gain on:
Investments (including premiums on options exercised)                                                                  426,023
Closing and expiration of option contracts written                                                                      41,640
Foreign currency transactions                                                                                               36
                                                                                                              -----------------
Net realized gain                                                                                                      467,699

-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                                                            632,196
Translation of assets and liabilities denominated in foreign currencies                                                  2,138
                                                                                                              -----------------
Net change                                                                                                             634,334
                                                                                                              -----------------
Net realized and unrealized gain                                                                                     1,102,033

-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $      1,101,683
                                                                                                              =================


See accompanying Notes to Financial Statements.















 12   Oppenheimer Special Value Fund

STATEMENTS OF CHANGES

                                                                                               SIX MONTHS         PERIOD
                                                                                               ENDED              ENDED
                                                                                               APRIL 30, 2002     OCTOBER 31,
                                                                                               (UNAUDITED)        2001 (1)
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment loss                                                                            $     (350)        $   (2,890)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                          467,699            (87,485)
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                             634,334             28,714
                                                                                     -------------------------------------------
Net increase (decrease) in net assets resulting from operations                                 1,101,683            (61,661)

--------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                                            40,961          5,756,652

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase                                                                                  1,142,644          5,694,991
--------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                             5,794,991            100,000 (2)
                                                                                     -------------------------------------------
End of period (including accumulated net investment
loss of $350 for the six months ended April 30, 2002)                                          $6,937,635         $5,794,991
                                                                                     ===========================================



1. For the period from April 2, 2001 (inception of offering) to October 31,
2001.
2. Reflects the value of the Manager's initial seed money investment on March 20, 2001.

See accompanying Notes to Financial Statements.










 13   Oppenheimer Special Value Fund

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                                                           -----------------------------------------
                                                                                           SIX MONTHS ENDED
                                                                                           APRIL 30, 2002        PERIOD ENDED
                                                                                           (UNAUDITED)           OCTOBER 31, 2001(1)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                                                       $10.04                   $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                                            --                     (.01)
Net realized and unrealized gain                                                             1.91                      .05
                                                                            ---------------------------------------------------
Total income from investment operations                                                      1.91                      .04
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $11.95                   $10.04
                                                                            ===================================================
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                                                        19.02%                    0.40%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                                   $6,938                   $5,795
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                          $6,543                   $6,034
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                                                         (0.01)%                  (0.08)%
Expenses                                                                                     1.52%                    1.63%
Expenses, net of reduction to custodian expenses
and/or reduction to excess expenses                                                          1.27%                    1.33%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                        93%                     104%


1. For the period from April 2, 2001 (inception of offering) to October 31,
2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.








14  Oppenheimer Special Value Fund

NOTES TO FINANCIAL STATEMENTS UNAUDITED


1.   SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Special Value Fund (the Fund), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). As of April 30, 2002, the majority of Class A shares were owned by the Manager.

The Fund offers Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.

As of October 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

EXPIRING
-----------------------
2009            $50,614

TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.


  15  Oppenheimer Special Value Fund

NOTES TO FINANCIAL STATEMENTS CONTINUED/UNAUDITED

1.   SIGNIFICANT ACCOUNTING POLICIES Continued
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                         SIX MONTHS ENDED APRIL 30, 2002         PERIOD ENDED OCTOBER 31, 2001(1)(2)
                                                         SHARES              AMOUNT              SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                                     3,686               $42,148             566,950            $5,756,652
Dividends and/or distributions reinvested                   --                    --                  --                    --
Redeemed                                                  (104)               (1,187)                 --                    --
                                                         ------              --------            -------            ----------
Net increase                                             3,582               $40,961             566,950            $5,756,652
                                                         ======              ========            =======            ==========


(1) For the period from April 2, 2001 (inception of offering) to October 31,
2001.
(2) The Fund sold 10,000 shares to the Manager upon seeding of the Fund on March 20, 2001.

3.   PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2002, were $5,875,496 and $6,017,382, respectively.

4.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the average annual net assets of the Fund. The Fund's management fee for the six months ended April 30, 2002 was an annualized rate of 1.00%.



  16  Oppenheimer Special Value Fund

NOTES TO FINANCIAL STATEMENTS CONTINUED/UNAUDITED

4.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES CONTINUED
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.

Transfer agent fees for Class A shares are limited to 0.35% of the fund's average daily net assets. The waiver is voluntary and may be terminated by the Manager at any time.

DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Class A shares of the Fund.

The Fund has adopted a Service Plan for Class A under Rule 12b-1 of the Investment Company Act. Under the plan the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the class.

CLASS A SERVICE PLAN FEES. Under the Class A Service Plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A Service Plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2002, payments under the Class A plan totaled $8,103 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, none of which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

5.  FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.




17  Oppenheimer Special Value Fund

NOTES TO FINANCIAL STATEMENTS CONTINUED/UNAUDITED


6.  OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended April 30, 2002 was as follows:

                                                                CALL OPTIONS                               PUT OPTIONS
                                       --------------------------------------    --------------------------------------
                                             NUMBER OF             AMOUNT OF          NUMBER OF              AMOUNT OF
                                             CONTRACTS              PREMIUMS          CONTRACTS               PREMIUMS
-----------------------------------------------------------------------------------------------------------------------
Options outstanding as of
October 31, 2001                                    53              $ 14,514                 15                $ 3,630
Options written                                    281                53,781                 25                  7,425
Options closed or expired                         (220)              (43,492)               (15)                (3,630)
Options exercised                                  (32)               (5,664)               (25)                (7,425)
                                       ----------------   -------------------    ---------------    -------------------
Options outstanding as of
April 30, 2002                                      82              $ 19,139                 --                $    --
                                       ================   ===================    ===============    ===================


7.  BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the six months ended or at April 30, 2002.

  18  Oppenheimer Special Value Fund

OPPENHEIMER SPECIAL VALUE FUND

================================================================================
           OFFICERS AND TRUSTEES          Leon Levy, Chairman of the Board of
                                                Trustees
                                          Donald W. Spiro, Vice Chairman of the
                                                Board of Trustees
                                          John V. Murphy, Trustee and President
                                          Robert G. Galli, Trustee
                                          Phillip A. Griffiths, Trustee
                                          Benjamin Lipstein, Trustee
                                          Elizabeth B. Moynihan, Trustee
                                          Kenneth A. Randall, Trustee
                                          Edward V. Regan, Trustee
                                          Russell S. Reynolds, Jr., Trustee
                                          Clayton K. Yeutter, Trustee
                                          Christopher Leavy, Vice President
                                          Susan Switzer, Vice President
                                          Robert G. Zack, Secretary
                                          Brian W. Wixted, Treasurer
                                          Katherine P. Feld, Assistant Secretary
                                          Kathleen T. Ives, Assistant Secretary
                                          Denis R. Molleur, Assistant Secretary
================================================================================
             INVESTMENT ADVISOR           OppenheimerFunds, Inc.
================================================================================
             DISTRIBUTOR                  OppenheimerFunds Distributor, Inc.
================================================================================
             TRANSFER AND
             SHAREHOLDER SERVICING
             AGENT                        OppenheimerFunds Services
================================================================================
             CUSTODIAN OF PORTFOLIO
             SECURITIES                   The Bank of New York
================================================================================
             INDEPENDENT AUDITORS         KPMG LLP
================================================================================
             LEGAL COUNSEL                Mayer, Brown, Rowe and Maw


                                          The financial statements included
                                          herein have been taken from the
                                          records of the Fund without
                                          examination of the independent
                                          auditors.

                                          Oppenheimer funds are distributed by
                                          OppenheimerFunds Distributor, Inc.,
                                          498 Seventh Avenue, New York,  NY
                                          10018.



                                          (C) Copyright 2002 OppenheimerFunds,
                                          Inc.  All rights reserved.

19 Oppenheimer Special Value Fund

THIS PAGE INTENTIONALLY LEFT BLANK


20 Oppenheimer Special Value Fund

PRIVACY POLICY NOTICE


As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o        Account access
o        Create a user ID and profile
o        User profile
o        eDocs Direct, our electronic document delivery service

21 Oppenheimer Special Value Fund

PRIVACY POLICY NOTICE

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the Log Out of Account Area button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
--------------------------------------------------------------------------------

This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds
Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.

22 Oppenheimer Special Value Fund

INFORMATION AND SERVICES

GET THIS REPORT ONLINE!
With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience. Sign up today at www.oppenheimerfunds.com.

                INTERNET
                24-hr access to account information and transactions(1) WWW.OPPENHEIMERFUNDS.COM

                GENERAL INFORMATION
                Mon-Fri 8am-9pm ET
                Sat (January-April): 10am-4pm ET
                1.800.525.7048

                PHONELINK(1)
                24 hr-automated information and automated transactions 1.800.CALL OPP (1.800.225.5677)

                TRANSFER AND SHAREHOLDER SERVICING AGENT
                OppenheimerFunds Services
                P.O. Box 5270, Denver, CO 80217-5270






1.At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.



                                                 [LOGO]OPPENHEIMERFUNDS/R/
                                                         DISTRIBUTOR, INC.


         RS0595.001.0402            June 28, 2002